UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03897)

Exact name of registrant as specified in charter:	Putnam U.S. Government Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2011

Date of reporting period:	October 1, 2010 — September 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGSIX

Putnam U.S. Government Income Trust

Annual report
9 | 30 | 11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
U.S. Government
Income Trust

Annual report
9 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	20

Financial statements	21

Federal tax information	70

About the Trustees	71

Officers	73

Message from the Trustees

Dear Fellow Shareholder:

Markets have reflected a heightened state of investor anxiety in recent weeks and months. The deepening European sovereign debt crisis, the potential for an economic slowdown in the United States, and the deceleration of growth by economic powerhouse China have all diminished investors’ appetite for risk.

While volatility may linger for some time, it is important to note that Putnam’s active portfolio managers continue to pursue investment opportunities around the world. In fact, during times when emotion drives market movements, nimble investors have historically had the best opportunities to take advantage of market inefficiencies.

We believe that in volatile markets, it is important to consult your financial advisor to help determine whether your portfolio reflects an appropriate degree of diversification. We also note that Putnam continues to bolster its lineup of funds that seek to limit volatility or guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking opportunities through mortgage-backed securities

Home ownership is the most common way to invest in the real estate market, but it is not the only way. It is also possible for individuals to invest in the mortgages used to finance homes and businesses through instruments called mortgage-backed securities (MBS).

Since 1984, Putnam U.S. Government Income Trust has invested in some of the highest-quality MBS with the goal of maximizing income. However, investing in MBS carries certain risks. As a result, your fund’s team of experienced analysts uses proprietary models to seek out investment opportunities, while striving to maintain an appropriate amount of risk for the fund.

MBS are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBS are created when government agencies or government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBS that government-sponsored entities sell to different investors, including Putnam U.S. Government Income Trust.

By seeking opportunities among MBS, your fund’s managers seek higher returns than Treasuries can typically offer, but with less volatility than stocks.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding mortgage-related securities

MBS (Mortgage-backed securities): MBS are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation): Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBS that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBS are backed by the full faith and credit of the U.S. government.

CMOs (Collateralized mortgage obligations): CMOs are structured mortgage-backed securities that use pools of MBS, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio managers

Michael V. Salm and Daniel S. Choquette, CFA

What was the market environment like for government securities during the 12-month period ended September 30, 2011?

Michael: Against the backdrop of falling interest rates, government securities generated solid performance, with longer-term U.S. Treasuries posting robust returns. Strong Treasury performance was driven by the heightened risk aversion resulting from deteriorating economic data, worsening European sovereign debt woes, congressional wrangling over the federal debt ceiling, and Standard & Poor’s downgrading of the long-term sovereign credit rating of the United States.

The Federal Reserve’s [the Fed] September announcement that it would implement “Operation Twist,” in which it will sell short-term bonds and buy longer-term bonds, placed further downward pressure on longer-term yields. Meanwhile, short-term rates remained anchored at a historically low level, resulting from the Fed’s plan to keep its target for short-term rates near zero into 2013 due to the weak economic recovery. As a result, the yield curve — a graphical representation of the difference in yields between shorter- and longer-term bonds — flattened dramatically.

Mortgage pass-through securities and government-agency interest-only collateralized mortgage obligations [IO CMOs] also performed well throughout most of the period. However, IO CMOs struggled during the period’s latter months due to increased fears about rising prepayment speeds.

What factors caused the fund to lag its benchmark?

Daniel: The fund’s interest-rate positioning was the primary detractor. Given the relatively low level of Treasury yields and expectations for steadily improving economic growth, we took a cautious approach toward interest-rate

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

risk by keeping the fund’s duration — a key measure of interest-rate sensitivity — shorter than that of the benchmark. However, this positioning, which can be beneficial when rates are rising, hurt performance as rates fell across the yield curve.

Which holdings helped relative performance?

Michael: Our holdings of IO CMOs outperformed the index during most of the period, and were the main contributor to the fund’s relative results. The fund had a relatively large allocation to IO CMOs early in the period, and they generated consistently strong returns. However, we reduced our holdings during the first quarter of 2011, as valuations became less attractive. The fund’s IO CMO positions continued to add value through the spring before underperforming sharply late in the period. This underperformance occurred for a variety of reasons, including rapidly falling interest rates raising the potential for increased refinancing activity, heightened investor risk-aversion, and renewed discussion about further government intervention in the housing market.

By way of background, CMOs are securities backed by pools of residential mortgages, and IO securities are derived from the interest payments on those mortgages. Essentially, the longer it takes for homeowners to repay the principal on their mortgages, the more money a bondholder will make from interest payments on that loan.

How did you use derivatives during the period?

Daniel: We used futures and interest-rate swaps — which allow two parties to exchange one stream of future interest payments for another, based on a specified principal amount — to take tactical positions at various points along the yield curve. In addition, we employed interest-rate swaps and “swaptions” — which give us the option to

Allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

enter into a swap contract — to hedge the interest-rate risk associated with our mortgage pass-through and IO CMO holdings.

What is your outlook for the months ahead?

Michael: The latest data portray a U.S. economy that is growing, but at an anemic pace. At period-end, we were still awaiting third-quarter GDP data, but our estimates based on available data suggested annualized growth of about 2.0% to 2.5%. The early releases from September were broadly in line with this pace. While fears of a “double-dip” recession have increased, we believe the economy likely will maintain a positive growth trend.

Given this slow-growth backdrop, there are two risks that are of particular concern. The first is the sovereign debt crisis in Europe. While policy makers increasingly recognize the seriousness of the issues, there remain disagreements over specific solutions and how quickly to respond. Meanwhile, the European economy appears to be slipping into recession, and the pressures on European banks clearly raise the risk of contagion for the United States.

The second risk pertains to the degree of fiscal tightening that we believe is likely to occur in 2012. President Obama’s “jobs package,” recently submitted to Congress, could moderate this fiscal tightening, but we don’t expect it to be passed in its proposed form. Exactly what will be signed into law is uncertain, which means the timing and extent of fiscal tightening are unknown. The congressional “super committee” that is currently meeting also will have an impact

Credit qualities are shown as a percentage of net assets as of 9/30/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

on the fiscal outlook. It is possible that the committee’s recommendations will provide a positive surprise, with agreement on a wide-ranging set of revenue and spending reforms. It is equally possible that the process will dissolve into the partisan rancor we saw during the summer, which severely damaged consumer confidence.

Given this outlook, how have you positioned the fund?

Daniel: We continued to find opportunities in IO CMOs, as we believed yield spreads in this part of the market had reached attractive levels. As we noted earlier, IO CMOs benefit from the low prepayments speeds that result from muted refinancing activity.

As the period came to a close, yield spreads on mortgage pass-through securities continued to widen, as recession fears, potential government intervention in the housing market, and systemic risk in Europe placed tremendous pressure on mortgage risk assets. In our view, these factors created compelling opportunities for active trading in this sector, and we favored lower-coupon Ginnie Mae bonds, which, we believe, may offer better protection if prepayment speeds were to increase.

Lastly, we maintained a defensive posture toward interest-rate risk. With U.S. Treasury yields near historic lows, we believe the risk of higher interest rates significantly outweighs the potential rewards from a long-duration stance.

Thank you, Michael and Daniel, for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

Portfolio Manager Daniel S. Choquette holds a B.A. from Yale University and a B.A. from the Royal Conservatory of Music. A CFA charterholder, he joined Putnam in 2002 and has been in the investment industry since 1997.

IN THE NEWS

U.S. corporations are holding more cash on their books than at any time in nearly 50 years. At the end of June, non-financial companies held more than $2 trillion in cash and other liquid assets, according to the Federal Reserve (the Fed). This marks an increase of more than $88 billion since the end of March. Cash accounted for 7.1% of all company assets, according to the Fed, the highest level since 1963. The Fed’s analysis does not include the substantial amount of cash that U.S. companies hold overseas. While critics are putting pressure on companies to use the cash to invest or create more jobs, others say the sizeable cash holdings could provide an important buffer for U.S. companies if European bank woes should spark a global financial crisis.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/84)		(4/27/92)		(7/26/99)		(2/6/95)		(1/21/03)	(4/11/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.29%	7.13%	6.43%	6.43%	6.47%	6.47%	6.97%	6.85%	7.00%	7.45%

10 years	73.87	66.87	61.55	61.55	60.39	60.39	70.13	64.58	68.40	77.65
Annual average	5.69	5.25	4.91	4.91	4.84	4.84	5.46	5.11	5.35	5.91

5 years	46.52	40.69	41.43	39.43	40.39	40.39	45.19	40.44	43.66	47.84
Annual average	7.94	7.07	7.18	6.87	7.02	7.02	7.74	7.03	7.51	8.13

3 years	38.16	32.61	35.25	32.25	34.37	34.37	37.54	33.02	36.46	38.75
Annual average	11.38	9.86	10.59	9.77	10.35	10.35	11.21	9.98	10.92	11.53

1 year	5.60	1.34	4.84	0.09	4.71	3.76	5.40	2.00	5.25	5.83

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 9/30/11

	Barclays Capital GNMA Index	Lipper GNMA Funds category average*

Annual average (life of fund)	8.40%	7.45%

10 years	74.41	63.79
Annual average	5.72	5.05

5 years	40.34	36.87
Annual average	7.01	6.47

3 years	24.72	24.02
Annual average	7.64	7.42

1 year	6.90	5.76

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/11, there were 69, 63, 56, 49, and 7 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,155 and $16,039, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $16,458. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,840 and $17,765, respectively.

Fund price and distribution information For the 12-month period ended 9/30/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.5228		$0.4158	$0.4148	$0.4868		$0.4878	$0.5588

Capital gains — Long-term	0.2310		0.2310	0.2310	0.2310		0.2310	0.2310

Capital gains — Short-term	0.7702		0.7702	0.7702	0.7702		0.7702	0.7702

Total	$1.5240		$1.4170	$1.4160	$1.4880		$1.4890	$1.5600

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/10	$15.00	$15.63	$14.93	$14.90	$15.03	$15.53	$14.88	$14.90

9/30/11	14.25	14.84	14.18	14.13	14.29	14.77	14.11	14.14

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	5.47%	5.26%	4.82%	4.84%	5.21%	5.04%	5.27%	5.77%

Current 30-day SEC yield [2]	N/A	3.31	2.72	2.69	N/A	3.10	3.20	3.70

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/10*	0.85%	1.57%	1.60%	1.09%	1.10%	0.60%

Annualized expense ratio for the six-month period
ended 9/30/11†	0.85%	1.57%	1.60%	1.09%	1.10%	0.60%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2011, to September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.34	$7.99	$8.15	$5.56	$5.61	$3.06

Ending value (after expenses)	$1,035.50	$1,031.20	$1,031.30	$1,034.20	$1,033.80	$1,036.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2011, use the following calculation method. To find the value of your investment on April 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.31	$7.94	$8.09	$5.52	$5.57	$3.04

Ending value (after expenses)	$1,020.81	$1,017.20	$1,017.05	$1,019.60	$1,019.55	$1,022.06

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper GNMA Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 67, 62 and 56 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance in earlier periods had been strong, expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2010 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that much of the fund’s underperformance over the one-year period was attributable to its bias towards relatively conservative, short duration investments, which underperformed relative to other types of investments in the low interest rate environment of 2010. They noted that Putnam Management remained confident in the portfolio management team and its investment process based, among other things, on the fund’s strong performance over longer periods. They also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has realigned the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses. The Trustees noted that one of your fund’s portfolio managers, Rob Bloemker, had left Putnam Management in March 2011, and considered that the remaining management team had significant long-term experience and a strong long-term track record.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2011, Putnam employees had approximately $298,000,000 and the Trustees had approximately $65,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam U.S. Government Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam U.S. Government Income Trust (the fund), including the fund’s portfolio, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam U.S. Government Income Trust as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 14, 2011

The fund’s portfolio 9/30/11

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (76.7%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (76.4%)
Government National Mortgage Association Adjustable Rate
Mortgages 2 5/8s, July 20, 2026	$31,094	$31,903

Government National Mortgage Association Graduated
Payment Mortgages
13 1/4s, December 20, 2014	8,675	9,816
12 3/4s, with due dates from December 15, 2013 to July 20, 2014	12,000	13,276
12 1/4s, with due dates from February 15, 2014 to March 15, 2014	20,410	22,237
11 1/4s, with due dates from September 15, 2015 to
December 15, 2015	21,609	24,585
9 1/4s, with due dates from April 15, 2016 to May 15, 2016	15,728	17,454

Government National Mortgage Association Pass-Through Certificates
8 1/2s, December 15, 2019	8,032	9,057
7 1/2s, October 20, 2030	126,677	145,741
7s, with due dates from November 15, 2011 to August 15, 2012	1,681	1,688
5 1/2s, August 15, 2035	1,128	1,253
5s, with due dates from May 20, 2033 to July 20, 2041	307,277,930	337,647,140
4 1/2s, with due dates from January 20, 2039 to April 20, 2041	585,416,870	636,302,040
4s, with due dates from December 20, 2040 to February 20, 2041	221,358,928	237,096,175

		1,211,322,365
U.S. Government Agency Mortgage Obligations (0.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3 1/2s, January 1, 2041	585,976	602,273

Federal National Mortgage Association Pass-Through Certificates 4s,
TBA, October 1, 2041	4,000,000	4,192,500

		4,794,773

Total U.S. government and agency mortgage obligations (cost $1,164,517,545)		$1,216,117,138

U.S. TREASURY OBLIGATIONS (0.3%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities
1 1/4s, July 15, 2020 [i]	$2,427,043	$2,687,295
1 1/8s, January 15, 2021 [i]	1,561,458	1,709,156

U.S. Treasury Notes 1 3/8s October 15, 2012 [i]	307,000	312,713

Total U.S. treasury obligations (cost $4,709,164)		$4,709,164

MORTGAGE-BACKED SECURITIES (17.6%)*	Principal amount	Value

Countrywide Home Loans 144A
Ser. 05-R3, Class AS, IO, 5.593s, 2035	$75,569	$10,683
FRB Ser. 05-R3, Class AF, 0.635s, 2035	74,228	61,609

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.872s, 2037	730,083	1,082,602
IFB Ser. 2976, Class LC, 23.58s, 2035	4,104,058	6,609,459
IFB Ser. 2979, Class AS, 23.434s, 2034	614,519	850,328
IFB Ser. 3072, Class SM, 22.957s, 2035	2,095,273	3,309,390
IFB Ser. 3072, Class SB, 22.81s, 2035	1,251,256	1,967,636
IFB Ser. 3249, Class PS, 21.519s, 2036	963,589	1,395,054
IFB Ser. 3065, Class DC, 19.173s, 2035	4,881,826	7,336,262
IFB Ser. 3031, Class BS, 16.152s, 2035	1,686,169	2,365,408

MORTGAGE-BACKED SECURITIES (17.6%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3287, Class SE, IO, 6.471s, 2037	$3,693,987	$514,868
IFB Ser. 3852, Class KS, IO, 6.321s, 2041	6,302,901	930,182
IFB Ser. 3485, Class SI, IO, 6.321s, 2036	6,737,596	887,948
IFB Ser. 3852, Class TB, 5.771s, 2041	5,127,922	5,371,806
Ser. 3934, Class SA, IO, 4 1/2s, 2041 ∆	12,038,000	1,946,785
Ser. 3747, Class HI, IO, 4 1/2s, 2037	1,080,331	132,940
Ser. 3768, Class MI, IO, 4s, 2035	26,593,921	2,984,575
Ser. 3738, Class MI, IO, 4s, 2034	39,622,489	4,375,361
Ser. 3707, Class HI, IO, 4s, 2023	2,097,972	139,788
FRB Ser. T-57, Class 2A1, 3.714s, 2043	38,622	38,636
FRB Ser. T-59, Class 2A1, 3.449s, 2043	19,912	19,748
Ser. T-59, Class 1AX, IO, 0.274s, 2043	7,892,284	59,192
Ser. T-48, Class A2, IO, 0.212s, 2033	11,131,335	79,662
Ser. T-8, Class A9, IO, 0.138s, 2028	3,552,806	39,969
Ser. 3369, Class BO, PO, zero %, 2037	38,358	35,243
Ser. 3327, Class IF, IO, zero %, 2037	42,423	13
Ser. 3439, Class AO, PO, zero %, 2037	101,947	101,628
Ser. 3391, PO, zero %, 2037	127,713	111,294
Ser. 3300, PO, zero %, 2037	498,894	470,410
Ser. 3314, PO, zero %, 2036	224,164	205,337
Ser. 3206, Class EO, PO, zero %, 2036	29,180	26,309
Ser. 3175, Class MO, PO, zero %, 2036	317,092	285,389
Ser. 3210, PO, zero %, 2036	34,346	31,313
Ser. 3145, Class GK, PO, zero %, 2036	81,333	70,641
Ser. 3124, Class DO, PO, zero %, 2036	99,125	85,850
Ser. 3075, PO, zero %, 2035	37,948	37,863
Ser. 3046, PO, zero %, 2035	16,438	16,402
Ser. 3155, Class AO, PO, zero %, 2035	4,430	4,426
Ser. 2947, Class AO, PO, zero %, 2035	9,361	9,001
Ser. 2692, Class TO, PO, zero %, 2033	5,456	5,458
Ser. 2684, PO, zero %, 2033	645,000	608,867
Ser. 2777, Class OE, PO, zero %, 2032	153,679	147,957
FRB Ser. T-54, Class 2A, IO, zero %, 2043	4,582,187	716
FRB Ser. 3326, Class YF, zero %, 2037	76,992	73,329
FRB Ser. 3117, Class AF, zero %, 2036	51,759	48,135
FRB Ser. 3072, Class TJ, zero %, 2035	3,703	3,703
FRB Ser. 3092, Class FA, zero %, 2035	55,501	54,468
FRB Ser. 3326, Class WF, zero %, 2035	303,108	284,921
FRB Ser. 3036, Class AS, zero %, 2035	68,008	52,579
FRB Ser. 3025, Class XA, zero %, 2035	50,088	49,707
FRB Ser. 3003, Class XF, zero %, 2035	6,016	6,008
FRB Ser. 2984, Class FL, zero %, 2035	45,292	36,623

Federal National Mortgage Association Grantor Trust
IFB Ser. 07-75, Class JS, 50.484s, 2037	316,807	672,100
IFB Ser. 06-62, Class PS, 38.493s, 2036	1,987,167	3,669,574
IFB Ser. 05-74, Class NK, 26.327s, 2035	2,670,860	4,856,318
IFB Ser. 06-8, Class HP, 23.707s, 2036	1,345,557	2,147,173
IFB Ser. 07-53, Class SP, 23.34s, 2037	1,851,674	2,674,178
IFB Ser. 08-24, Class SP, 22.423s, 2038	6,842,545	10,837,086
IFB Ser. 05-122, Class SE, 22.279s, 2035	1,572,650	2,321,720

MORTGAGE-BACKED SECURITIES (17.6%)* cont.	Principal amount	Value

Federal National Mortgage Association Grantor Trust
IFB Ser. 05-75, Class GS, 19.546s, 2035	$1,087,134	$1,560,318
IFB Ser. 05-106, Class JC, 19.397s, 2035	1,770,828	2,740,480
IFB Ser. 05-83, Class QP, 16.784s, 2034	651,852	891,702
IFB Ser. 11-4, Class CS, 12.431s, 2040	7,223,124	8,534,418
IFB Ser. 11-27, Class AS, IO, 6.245s, 2041	13,792,819	1,803,687
FRB Ser. 03-W14, Class 2A, 3.88s, 2043	37,190	36,541
FRB Ser. 03-W3, Class 1A4, 3.697s, 2042	62,168	61,457
FRB Ser. 04-W2, Class 4A, 3.514s, 2044	35,513	35,394
FRB Ser. 04-W7, Class A2, 3.417s, 2034	16,795	17,525
FRB Ser. 03-W11, Class A1, 3.042s, 2033	2,911	2,973
Ser. 98-W2, Class X, IO, 0.989s, 2028	6,201,889	278,211
Ser. 98-W5, Class X, IO, 0.962s, 2028	2,557,783	107,600
FRB Ser. 07-95, Class A3, 0.485s, 2036	13,676,000	12,581,920
Ser. 03-W1, Class 2A, IO, zero %, 2042	9,671,408	756
Ser. 08-53, Class DO, PO, zero %, 2038	729,586	601,318
Ser. 07-64, Class LO, PO, zero %, 2037	312,939	286,674
Ser. 07-44, Class CO, PO, zero %, 2037	551,869	486,092
Ser. 07-14, Class KO, PO, zero %, 2037	55,800	49,648
Ser. 06-125, Class OX, PO, zero %, 2037	23,289	21,614
Ser. 06-84, Class OT, PO, zero %, 2036	24,482	22,552
Ser. 06-46, Class OC, PO, zero %, 2036	39,142	35,205
Ser. 06-62, Class KO, PO, zero %, 2036	16,528	15,703
Ser. 08-36, Class OV, PO, zero %, 2036	130,188	104,934
Ser. 03-23, Class QO, PO, zero %, 2032	54,719	54,242
Ser. 04-61, Class CO, PO, zero %, 2031	427,280	410,295
Ser. 1988-12, Class B, zero %, 2018	13,761	12,720
FRB Ser. 06-104, Class EK, zero %, 2036	15,552	15,079
FRB Ser. 05-45, Class FG, zero %, 2035	129,475	129,277
FRB Ser. 06-9, Class FG, zero %, 2033	45,120	43,902
FRB Ser. 06-1, Class HF, zero %, 2032	24,048	23,968

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.538s, 2041	13,332,203	19,927,244
IFB Ser. 10-158, Class SD, 14.309s, 2040	2,266,000	3,164,288
IFB Ser. 11-70, Class WS, 9.239s, 2040	3,909,000	4,471,271
IFB Ser. 11-56, Class SG, 6.843s, 2041	6,057,439	6,624,961
IFB Ser. 11-56, Class MS, 6.841s, 2041	10,910,050	11,859,551
IFB Ser. 11-81, Class SB, IO, 6.476s, 2036	23,813,482	4,679,587
IFB Ser. 10-113, Class SJ, IO, 6.47s, 2035	11,260,789	2,011,159
IFB Ser. 10-113, Class PS, IO, 6.47s, 2035	22,225,397	4,222,381
IFB Ser. 11-61, Class CS, IO, 6.45s, 2035	7,879,199	1,231,440
IFB Ser. 11-93, Class SA, IO, 6.43s, 2041	23,512,851	5,618,866
IFB Ser. 10-85, Class SD, IO, 6.42s, 2038	10,052,683	1,594,355
IFB Ser. 11-11, Class PS, IO, 6.37s, 2040	8,169,844	1,366,978
IFB Ser. 10-42, Class CS, IO, 6.27s, 2040	7,556,593	1,226,057
IFB Ser. 10-24, Class BS, IO, 6.2s, 2038	13,734,821	2,094,423
IFB Ser. 09-103, Class SW, IO, 6.17s, 2037	26,319,136	3,387,010
IFB Ser. 10-20, Class SC, IO, 5.92s, 2040	27,504,302	4,723,864
IFB Ser. 10-115, Class TS, IO, 5.87s, 2038	15,659,301	2,561,392
IFB Ser. 10-158, Class SA, IO, 5.82s, 2040	17,280,889	2,918,742
IFB Ser. 10-85, Class SN, IO, 5.71s, 2040	26,954,905	4,559,961

MORTGAGE-BACKED SECURITIES (17.6%)* cont.	Principal amount		Value

Government National Mortgage Association
IFB Ser. 11-70, Class SN, IO, 5.671s, 2041		$3,260,000	$927,535
Ser. 10-68, Class MI, IO, 5s, 2039		7,453,726	1,139,004
Ser. 11-18, Class PI, IO, 4 1/2s, 2040		13,093,477	2,386,744
Ser. 10-103, Class IM, IO, 4 1/2s, 2039		31,709,363	4,129,954
Ser. 11-81, Class PI, IO, 4 1/2s, 2037		22,662,791	2,990,355
Ser. 10-107, Class PI, IO, 4 1/2s, 2036		24,869,681	2,687,642
Ser. 10-116, Class QI, IO, 4s, 2034		15,343,577	1,853,968
Ser. 11-70, PO, zero %, 2041		62,031,351	49,734,877
Ser. 10-151, Class KO, PO, zero %, 2037		4,465,206	4,057,756
Ser. 06-36, Class OD, PO, zero %, 2036		52,013	49,522
Ser. 06-64, PO, zero %, 2034		88,551	83,397
FRB Ser. 07-35, Class UF, zero %, 2037		22,049	21,532
FRB Ser. 07-16, Class YF, zero %, 2037		30,112	23,377

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.527s, 2035		3,129,691	473,994
Ser. 06-RP2, Class 1AS1, IO, 5.228s, 2036		14,624,122	2,149,050
Ser. 98-2, IO, 0.672s, 2027		1,006,092	79
FRB Ser. 06-RP2, Class 1AF1, 0.635s, 2036		14,624,122	11,406,815
FRB Ser. 05-RP1, Class 1AF, 0.585s, 2035		3,129,691	2,472,456
Ser. 98-3, IO, 0.43s, 2027 F		1,201,986	3,101
Ser. 99-2, IO, zero %, 2027 F		1,727,361	4,409
Ser. 98-4, IO, zero %, 2026 F		1,312,196	3,448

Structured Adjustable Rate Mortgage Loan Trust 144A Ser. 04-NP2,
Class A, 0.585s, 2034		66,422	49,816

Structured Asset Securities Corp. Ser. 07-4, Class 1A4, IO, 1s, 2045		29,401,541	1,194,438

Total mortgage-backed securities (cost $255,327,090)			$279,604,634

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (6.7%)*	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	Sep-15/4.04	$49,594,500	$5,878,436

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	Sep-15/4.04	49,594,500	2,031,887

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	Aug-15/4.375	4,017,700	1,245,246

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	Aug-15/4.375	4,017,700	253,798

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	Aug-15/4.46	4,017,700	1,296,351

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (6.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	Aug-15/4.46	$4,017,700	$240,138

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.37%
versus the three month USD-LIBOR-BBA maturing
August 3, 2022.	Aug-12/3.37	36,968,105	3,758,917

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.37% versus
the three month USD-LIBOR-BBA maturing
August 3, 2022.	Aug-12/3.37	36,968,105	348,979

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.36%
versus the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.36	30,806,754	3,110,558

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.36% versus
the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.36	30,806,754	292,048

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.52%
versus the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.52	30,806,754	3,498,415

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.52% versus
the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.52	30,806,754	234,747

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.51%
versus the three month USD-LIBOR-BBA maturing
July 30, 2022.	Jul-12/3.51	12,322,702	1,389,878

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.51% versus
the three month USD-LIBOR-BBA maturing
July 30, 2022.	Jul-12/3.51	12,322,702	93,653

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.5375%
versus the three month USD-LIBOR-BBA maturing
July 27, 2022.	Jul-12/3.5375	30,806,754	3,548,014

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.5375% versus
the three month USD-LIBOR-BBA maturing
July 27, 2022.	Jul-12/3.5375	30,806,754	223,657

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.54%
versus the three month USD-LIBOR-BBA maturing
July 25, 2022.	Jul-12/3.54	28,880,700	3,334,277

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.54%
versus the three month USD-LIBOR-BBA maturing
July 25, 2022.	Jul-12/3.54	28,880,700	206,786

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (6.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA maturing
July 24, 2022.	Jul-12/3.49	$30,737,464	$3,425,383

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA maturing
July 24, 2022.	Jul-12/3.49	30,737,464	233,297

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.075% versus the three month USD-LIBOR-BBA
maturing March 26, 2022.	Mar-12/2.075	60,047,000	1,152,302

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.075%
versus the three month USD-LIBOR-BBA maturing
March 26, 2022.	Mar-12/2.075	60,047,000	2,105,848

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 0.52%
versus the three month USD-LIBOR-BBA maturing
March 23, 2014.	Mar-12/0.52	73,939,000	73,939

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 0.52% versus
the three month USD-LIBOR-BBA maturing
March 23, 2014.	Mar-12/0.52	73,939,000	302,411

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 1.575%
versus the three month USD-LIBOR-BBA maturing
March 2, 2017.	Feb-12/1.575	375,087,523	5,258,727

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 1.575% versus
the three month USD-LIBOR-BBA maturing
March 2, 2017.	Feb-12/1.575	375,087,523	2,888,174

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 3.3525% versus the three month USD-LIBOR-BBA
maturing March 2, 2042.	Feb-12/3.3525	78,572,042	11,837,664

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate
of 3.3525% versus the three month USD-LIBOR-BBA
maturing March 2, 2042.	Feb-12/3.3525	78,572,042	1,868,443

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.0525% versus the three month USD-LIBOR-BBA
maturing February 24, 2022.	Feb-12/2.0525	60,047,000	1,037,012

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate
of 2.0525% versus the three month USD-LIBOR-BBA
maturing February 24, 2022.	Feb-12/2.0525	60,047,000	1,986,955

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 0.555%
versus the three month USD-LIBOR-BBA maturing
February 3, 2014.	Feb-12/0.555	37,923,375	43,991

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (6.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 0.555%
versus the three month USD-LIBOR-BBA maturing
February 3, 2014.	Feb-12/0.555	$37,923,375	$115,666

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.03% versus the three month USD-LIBOR-BBA
maturing January 25, 2022.	Jan-12/2.03	60,047,000	899,504

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.03%
versus the three month USD-LIBOR-BBA maturing
January 25, 2022.	Jan-12/2.03	60,047,000	1,848,247

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 0.545%
versus the three month USD-LIBOR-BBA maturing
January 5, 2014.	Jan-12/0.545	37,923,375	37,165

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 0.545%
versus the three month USD-LIBOR-BBA maturing
January 5, 2014.	Jan-12/0.545	37,923,375	103,910

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 3.60% versus the three month USD-LIBOR-BBA
maturing January 5, 2042.	Jan-12/3.60	24,582,123	4,674,291

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.60%
versus the three month USD-LIBOR-BBA maturing
January 5, 2042.	Jan-12/4.60	24,582,123	8,112

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.61% versus the three month USD-LIBOR-BBA
maturing January 4, 2014.	Dec-11/0.61	36,969,000	58,796

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.61%
versus the three month USD-LIBOR-BBA maturing
January 4, 2014.	Dec-11/0.61	36,969,000	69,650

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 0.6075%
versus the three month USD-LIBOR-BBA maturing
January 3, 2014.	Dec-11/0.6075	25,086,000	38,632

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 0.6075% versus
the three month USD-LIBOR-BBA maturing
January 3, 2014.	Dec-11/0.6075	25,086,000	50,674

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.01% versus the three month USD-LIBOR-BBA
maturing December 28, 2021.	Dec-11/2.01	60,047,000	730,772

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.01%
versus the three month USD-LIBOR-BBA maturing
December 28, 2021.	Dec-11/2.01	60,047,000	1,671,708

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (6.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.476% versus the three month USD-LIBOR-BBA
maturing December 23, 2013.	Dec-11/0.476	$73,939,000	$34,012

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.476%
versus the three month USD-LIBOR-BBA maturing
December 23, 2013.	Dec-11/0.476	73,939,000	252,132

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.53% versus the three month USD-LIBOR-BBA
maturing December 21, 2013.	Dec-11/0.53	73,939,000	58,412

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.53%
versus the three month USD-LIBOR-BBA maturing
December 21, 2013.	Dec-11/0.53	73,939,000	197,417

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 2.355%
versus the three month USD-LIBOR-BBA maturing
December 19, 2021.	Dec-11/2.355	11,746,000	337,110

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 2.355% versus
the three month USD-LIBOR-BBA maturing
December 19, 2021.	Dec-11/2.355	11,746,000	142,009

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 1.3525%
versus the three month USD-LIBOR-BBA maturing
December 19, 2016.	Dec-11/1.3525	11,746,000	79,286

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 1.3525% versus
the three month USD-LIBOR-BBA maturing
December 19, 2016.	Dec-11/1.3525	11,746,000	82,105

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.745% versus the three month USD-LIBOR-BBA
maturing December 19, 2041.	Dec-11/0.745	37,629,000	72,624

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.745%
versus the three month USD-LIBOR-BBA maturing
December 19, 2041.	Dec-11/0.745	37,629,000	150,516

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.99% versus the three month USD-LIBOR-BBA
maturing December 14, 2041.	Dec-11/2.99	54,005,188	4,556,958

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.99%
versus the three month USD-LIBOR-BBA maturing
December 14, 2041.	Dec-11/2.99	54,005,188	1,489,463

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 4.045% versus
the three month USD-LIBOR-BBA maturing
December 13, 2041.	Dec-11/4.045	4,411,312	1,227,800

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (6.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Citibank, N.A.
for the right to pay a fixed rate of 4.045% versus the
three month USD-LIBOR-BBA maturing
December 13, 2041.	Dec-11/4.045	$4,411,312	$4,191

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 0.5325%
versus the three month USD-LIBOR-BBA maturing
December 5, 2013.	Dec-11/0.5325	37,923,375	26,926

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 0.5325%
versus the three month USD-LIBOR-BBA maturing
December 5, 2013.	Dec-11/0.5325	37,923,375	87,603

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.21%
versus the three month USD-LIBOR-BBA maturing
November 23, 2021.	Nov-11/3.21	32,562,490	3,170,935

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.21% versus
the three month USD-LIBOR-BBA maturing
November 23, 2021.	Nov-11/3.21	32,562,490	9,769

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.715% versus the three month USD-LIBOR-BBA
maturing November 17, 2014.	Nov-11/0.715	37,629,000	49,670

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
0.715% versus the three month USD-LIBOR-BBA
maturing November 17, 2014.	Nov-11/0.715	37,629,000	124,815

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 2.3175% versus the three month USD-LIBOR-BBA
maturing November 17, 2021.	Nov-11/2.3175	11,746,000	284,958

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 2.3175% versus the three month USD-LIBOR-BBA
maturing November 17, 2021.	Nov-11/2.3175	11,746,000	101,485

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 1.30%
versus the three month USD-LIBOR-BBA maturing
November 17, 2016.	Nov-11/1.30	11,746,000	55,794

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 1.30%
versus the three month USD-LIBOR-BBA maturing
November 17, 2016.	Nov-11/1.30	11,746,000	65,543

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 3.425% versus the three month USD-LIBOR-BBA
maturing November 16, 2041.	Nov-11/3.425	32,595,800	5,013,560

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 3.425%
versus the three month USD-LIBOR-BBA maturing
November 16, 2041.	Nov-11/3.425	32,595,800	127,124

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (6.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 2.85%
versus the three month USD-LIBOR-BBA maturing
November 7, 2021.	Nov-11/2.85	$47,606,524	$3,131,557

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 2.85% versus
the three month USD-LIBOR-BBA maturing
November 7, 2021.	Nov-11/2.85	47,606,524	23,327

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 4.0325% versus the three month USD-LIBOR-BBA
maturing November 4, 2041.	Nov-11/4.0325	16,235,298	4,517,472

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate
of 4.0325% versus the three month USD-LIBOR-BBA
maturing November 4, 2041.	Nov-11/4.0325	16,235,298	974

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 0.5175%
versus the three month USD-LIBOR-BBA maturing
November 3, 2013.	Nov-11/0.5175	37,923,375	21,237

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 0.5175%
versus the three month USD-LIBOR-BBA maturing
November 3, 2013.	Nov-11/0.5175	37,923,375	79,639

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.17%
versus the three month USD-LIBOR-BBA maturing
October 21, 2021.	Oct-11/3.17	28,373,167	2,725,526

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.17% versus
the three month USD-LIBOR-BBA maturing
October 21, 2021.	Oct-11/3.17	28,373,167	85

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 3.855%
versus the three month USD-LIBOR-BBA maturing
December 6, 2041.	Dec-11/3.855	18,588,504	4,456,222

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 4.355%
versus the three month USD-LIBOR-BBA maturing
December 6, 2041.	Dec-11/4.355	18,588,504	3,532

Total purchased options outstanding (cost $73,695,036)			$106,268,846

SHORT-TERM INVESTMENTS (20.6%)*	Principal amount/shares		Value

U.S. Treasury Bills zero %, March 22, 2012 [i]		$839,000	$838,832

U.S. Treasury Bills with effective yields ranging from
0.055% to 0.111%, July 26, 2012 # ##		71,940,000	71,873,095

U.S. Treasury Bills with effective yields ranging from
0.070% to 0.085%, June 28, 2012 ##		52,812,000	52,778,622

U.S. Treasury Bills with effective yields ranging from
0.088% to 0.131%, May 3, 2012 # ##		132,355,000	132,240,381

U.S. Treasury Bills with an effective yield of 0.104%,
February 9, 2012 ##		190,000	189,800

SHORT-TERM INVESTMENTS (20.6%)* cont.	Principal amount/shares	Value

U.S. Treasury Bills with an effective yield of 0.100%,
December 1, 2011 # ##	$40,273,000	$40,266,113

U.S. Treasury Bills with an effective yield of 0.094%,
November 17, 2011 # ##	11,281,000	11,279,601

Putnam Money Market Liquidity Fund 0.10% [e]	16,620,466	16,620,466

Total short-term investments (cost $326,126,257)		$326,086,910

TOTAL INVESTMENTS

Total investments (cost $1,824,375,092)		$1,932,786,692

Key to holding’s abbreviations
FRB	Floating Rate Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2010 through September 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,585,985,562.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

∆ Forward commitment, in part or in entirety (Note 1).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs (Note 1).

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $353,079,855 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

FUTURES CONTRACTS OUTSTANDING at 9/30/11

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

U.S. Treasury Bond 20 yr (Long)	354	$50,489,250	Dec-11	$981,327

U.S. Treasury Note 10 yr (Short)	647	84,170,656	Dec-11	47,115

Total				$1,028,442

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $147,445,186)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 14, 2026.	$2,511,871	Sep-16/3.49	$161,234

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 14, 2026.	2,511,871	Sep-16/3.49	218,834

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.943% versus the three month USD-LIBOR-BBA
maturing September 1, 2026.	179,127,543	Aug-16/3.943	9,259,103

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
3.943% versus the three month USD-LIBOR-BBA
maturing September 1, 2026.	179,127,543	Aug-16/3.943	19,840,167

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 5.35%
versus the three month USD-LIBOR-BBA maturing
August 8, 2026.	4,831,610	Aug-16/5.35	129,246

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 8, 2026.	4,831,610	Aug-16/4.35	649,610

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 5, 2021.	27,908,714	Aug-16/4.17	641,900

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 5, 2021.	27,908,714	Aug-16/4.17	2,009,427

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 5, 2026.	48,891,842	Aug-16/4.28	2,095,798

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 5, 2026.	48,891,842	Aug-16/4.28	6,367,674

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 3, 2026.	19,663,886	Aug-16/4.68	692,169

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $147,445,186) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 3, 2026.	$19,663,886	Aug-16/4.68	$3,040,037

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2, 2026.	16,386,571	Jul-16/4.67	578,446

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2, 2026.	16,386,571	Jul-16/4.67	2,523,532

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 1, 2026.	16,386,571	Jul-16/4.80	542,396

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 1, 2026.	16,386,571	Jul-16/4.80	2,661,179

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 28, 2026.	6,554,629	Jul-16/4.80	216,958

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 28, 2026.	6,554,629	Jul-16/4.80	1,064,472

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 27, 2026.	16,386,571	Jul-16/4.815	537,480

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 27, 2026.	16,386,571	Jul-16/4.815	2,677,566

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 26, 2026.	15,362,075	Jul-16/4.79	522,925

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 26, 2026.	15,362,075	Jul-16/4.79	2,490,653

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 22, 2026.	16,349,715	Jul-16/4.74	568,643

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 22, 2026.	16,349,715	Jul-16/4.74	2,598,460

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $147,445,186) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.815% versus the three month USD-LIBOR-BBA
maturing June 10, 2026.	$11,717,187	Jun-16/4.815	$385,144

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.815% versus the three month USD-LIBOR-BBA
maturing June 10, 2026.	11,717,187	Jun-16/4.815	1,925,837

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 5.12%
versus the three month USD-LIBOR-BBA maturing
June 6, 2021.	19,848,328	Jun-16/5.12	299,908

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.12% versus
the three month USD-LIBOR-BBA maturing
June 6, 2021.	19,848,328	Jun-16/4.12	1,414,392

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 6, 2021.	19,531,262	Jun-16/4.89	308,594

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 6, 2021.	19,531,262	Jun-16/4.39	1,562,501

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 6, 2021.	19,407,254	Jun-16/4.575	366,797

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 6, 2021.	19,407,254	Jun-16/4.575	1,686,879

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 5.02%
versus the three month USD-LIBOR-BBA maturing
May 3, 2026.	78,676,775	Apr-16/5.02	2,302,082

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 5.02% versus the
three month USD-LIBOR-BBA maturing May 3, 2026.	78,676,775	Apr-16/5.02	14,054,032

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	12,010,980	Feb-15/5.36	203,946

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	12,010,980	Feb-15/5.36	2,583,922

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	31,703,820	Feb-15/5.27	562,743

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $147,445,186) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	$31,703,820	Feb-15/5.27	$6,606,125

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 5, 2024.	12,150,520	Aug-14/4.20	314,577

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 5, 2024.	12,150,520	Aug-14/4.20	1,665,715

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 31, 2024.	10,125,434	Jul-14/4.19	262,147

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 31, 2024.	10,125,434	Jul-14/4.19	1,384,653

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	4,050,173	Jul-14/4.34	95,382

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	4,050,173	Jul-14/4.34	595,821

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	10,125,434	Jul-14/4.35	236,935

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	10,125,434	Jul-14/4.35	1,496,640

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 29, 2024.	10,125,459	Jul-14/4.3725	232,987

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 29, 2024.	10,125,459	Jul-14/4.3725	1,513,857

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing July 24, 2024.	9,492,386	Jul-14/4.36	219,179

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.36%
versus the three month USD-LIBOR-BBA maturing
July 24, 2024.	9,492,386	Jul-14/4.36	1,411,897

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $147,445,186) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.29% versus the three month USD-LIBOR-BBA
maturing July 23, 2024.	$10,102,660	Jul-14/4.29	$243,474

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.29%
versus the three month USD-LIBOR-BBA maturing
July 23, 2024.	10,102,660	Jul-14/4.29	1,452,965

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 15, 2022.	142,756,800	Aug-12/2.855	2,724,656

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 15, 2022.	142,756,800	Aug-12/2.855	9,170,697

Option on an interest rate swap with Barclay’s
Bank PLC for the obligation to receive a fixed rate
of 2.73% versus the three month USD-LIBOR-BBA
August 14, 2022.	30,481,200	Aug-12/2.73	687,046

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 2.73%
versus the three month USD-LIBOR-BBA maturing
August 14, 2022.	30,481,200	Aug-12/2.73	1,711,824

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	1,473,000	May-12/5.51	431,515

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	1,473,000	May-12/5.51	236

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.32%
versus the three month USD-LIBOR-BBA maturing
January 9, 2022.	391,998,000	Jan-12/5.32	112,311,347

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.32% versus the three month USD-LIBOR-BBA
maturing January 9, 2022.	391,998,000	Jan-12/5.32	3,138

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 14, 2016.	95,906,642	Dec-11/1.29	494,878

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 14, 2016.	95,906,642	Dec-11/1.29	779,721

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 2.47%
versus the three month USD-LIBOR-BBA maturing
October 11, 2016.	72,074,147	Oct-11/2.47	—

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $147,445,186) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 1.97%
versus the three month USD-LIBOR-BBA maturing
October 11, 2016.	$72,074,147	Oct-11/1.97	$2,457,008

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 5.11%
versus the three month USD-LIBOR-BBA maturing
June 1, 2021.	17,223,194	May-16/5.11	260,242

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.11%
versus the three month USD-LIBOR-BBA maturing
June 1, 2021.	17,223,194	May-16/4.11	1,221,986

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing June 1, 2021.	16,957,889	May-16/4.86	277,092

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing June 1, 2021.	16,957,889	May-16/4.36	1,343,234

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.60%
versus the three month USD-LIBOR-BBA maturing
June 1, 2021.	16,873,491	May-16/4.60	314,184

Option on an interest rate swap with Deutsche Bank
AG for the obligation to pay a fixed rate of 4.60%
versus the three month USD-LIBOR-BBA maturing
June 1, 2021.	16,873,491	May-16/4.60	1,482,167

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 23, 2021.	28,810,706	May-16/4.765	498,137

Option on an interest rate swap with Deutsche Bank
AG for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 23, 2021.	28,810,706	May-16/4.765	2,707,342

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.7575% versus the three month USD-LIBOR-BBA
maturing May 16, 2021.	21,439,163	May-16/4.7575	366,502

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
4.7575% versus the three month USD-LIBOR-BBA
maturing May 16, 2021.	21,439,163	May-16/4.7575	2,009,707

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 16, 2021.	32,739,828	May-16/4.745	546,755

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 15, 2021.	32,739,828	May-16/4.745	3,038,256

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $147,445,186) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 16, 2021.	$81,849,571	May-16/4.77	$1,391,770

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 16, 2021.	81,849,571	May-16/4.77	7,709,902

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 30, 2016.	28,608,023	Nov-11/2.31	2,289

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 30, 2016.	28,608,023	Nov-11/2.31	1,362,028

Total			$262,780,699

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$50,790,000	$3,270,876	8/17/21	4.55%	3 month USD-
					LIBOR-BBA	$(8,357,315)

	46,434,000	2,997,315	8/19/21	4.475%	3 month USD-
					LIBOR-BBA	(7,303,484)

	158,028,200	506,977	7/8/26	3.76%	3 month USD-
					LIBOR-BBA	(26,880,676)

	60,382,400	—	9/23/13	3 month USD-
				LIBOR-BBA	0.45%	(144,858)

	72,366,000	—	9/26/13	3 month USD-
				LIBOR-BBA	0.5075%	(93,297)

	8,505,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.1825%	58,433

Barclays Bank PLC
	15,255,373	138,061	9/8/16	2.065%	3 month USD-
					LIBOR-BBA	(485,043)

	48,658,500	—	9/19/13	3 month USD-
				LIBOR-BBA	0.51%	(57,550)

	15,217,500	—	9/19/41	3 month USD-
				LIBOR-BBA	3.035%	1,102,583

	50,419,700	—	9/21/13	3 month USD-
				LIBOR-BBA	0.4925%	(78,912)

	82,128,600	—	9/22/13	0.4775%	3 month USD-
					LIBOR-BBA	153,693

	39,536,700	(7,379)	2/17/19	3.4%	3 month USD-
					LIBOR-BBA	(4,692,514)

	52,997,000	—	9/22/21	3 month USD-
				LIBOR-BBA	2.18%	384,559

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$14,044,000	$—	9/22/41	2.975%	3 month USD-
					LIBOR-BBA	$(837,233)

	72,366,000	—	9/26/13	3 month USD-
				LIBOR-BBA	0.50625%	(95,626)

	71,644,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(79,706)

	15,908,000	—	9/28/21	3 month USD-
				LIBOR-BBA	2.041%	(95,609)

	272,079,000	—	9/28/13	3 month USD-
				LIBOR-BBA	0.511043%	(345,172)

	152,367,600	(279,688)	6/17/16	3 month USD-
				LIBOR-BBA	1.93%	5,830,072

	8,750,000	—	9/28/21	3 month USD-
				LIBOR-BBA	2.07%	(29,205)

	21,956,000	—	9/29/41	3 month USD-
				LIBOR-BBA	2.857%	753,935

	10,530,000	—	9/29/21	3 month USD-
				LIBOR-BBA	2.155%	46,537

	56,394,000	—	9/30/13	3 month USD-
				LIBOR-BBA	0.53%	(51,178)

	29,214,000	—	9/30/21	2.165%	3 month USD-
					LIBOR-BBA	(153,663)

	7,578,000	—	9/30/16	3 month USD-
				LIBOR-BBA	1.25625%	2,316

	5,291,000	—	10/3/13	0.543%	3 month USD-
					LIBOR-BBA	3,571

	7,156,000	—	10/3/41	2.8175%	3 month USD-
					LIBOR-BBA	(183,480)

	8,161,000	—	10/4/21	2.089%	3 month USD-
					LIBOR-BBA	17,033

	52,060,300	(2,530,131)	8/25/41	3 month USD-
				LIBOR-BBA	4.47%	17,082,003

	41,644,000	—	7/13/20	3 month USD-
				LIBOR-BBA	2.93%	3,533,142

	23,939,860	(368,674)	9/21/21	3 month USD-
				LIBOR-BBA	3.14%	1,925,107

	110,000,000	—	7/21/21	3.06%	3 month USD-
					LIBOR-BBA	(10,296,660)

	11,835,300	(15,629)	3/30/31	4.17%	3 month USD-
					LIBOR-BBA	(2,946,234)

	11,530,000	—	8/17/41	3.343%	3 month USD-
					LIBOR-BBA	(1,612,600)

	24,911,000	—	8/17/21	3 month USD-
				LIBOR-BBA	2.39%	734,288

	22,008,000	—	8/18/21	2.401%	3 month USD-
					LIBOR-BBA	(669,482)

	325,925,940	—	3/21/13	3 month USD-
				LIBOR-BBA	0.44125%	(492,148)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$16,150,000	$—	8/31/21	2.348%	3 month USD-
					LIBOR-BBA	$(398,884)

	5,320,000	(21,812)	8/8/16	3 month USD-
				LIBOR-BBA	2.065%	206,342

	5,730,000	(32,804)	9/8/16	3 month USD-
				LIBOR-BBA	2.14%	222,254

	50,545,000	—	9/6/13	3 month USD-
				LIBOR-BBA	0.48875%	(74,460)

	2,441,000	—	9/8/41	2.958%	3 month USD-
					LIBOR-BBA	(139,321)

	130,859,000	—	9/8/13	0.52875%	3 month USD-
					LIBOR-BBA	92,335

	383,056,000	—	9/9/13	0.52%	3 month USD-
					LIBOR-BBA	338,263

	7,369,000	—	9/9/21	2.215%	3 month USD-
					LIBOR-BBA	(84,727)

	7,737,000	—	9/9/41	3 month USD-
				LIBOR-BBA	3.045%	582,712

	13,616,000	—	9/9/41	3.072%	3 month USD-
					LIBOR-BBA	(1,102,916)

	25,902,000	—	9/9/21	2.24%	3 month USD-
					LIBOR-BBA	(357,527)

	296,856,000	—	9/9/13	3 month USD-
				LIBOR-BBA	0.51875%	(269,494)

	6,116,000	—	9/15/13	3 month USD-
				LIBOR-BBA	0.5275%	(4,898)

Citibank, N.A.
	32,435,000	—	9/23/13	3 month USD-
				LIBOR-BBA	0.459%	(72,233)

	102,857,300	(1,013,351)	9/26/20	3 month USD-
				LIBOR-BBA	1.96%	(1,290,809)

	9,338,100	110,407	9/26/21	2.09%	3 month USD-
					LIBOR-BBA	123,102

	55,910,000	—	9/30/18	3 month USD-
				LIBOR-BBA	1.73625%	137,985

	314,963,000	—	10/3/13	3 month USD-
				LIBOR-BBA	0.55625%	(116,221)

	277,588,000	—	10/3/20	2.04%	3 month USD-
					LIBOR-BBA	(1,065,660)

	252,312,750	—	10/3/21	3 month USD-
				LIBOR-BBA	2.159%	1,115,222

	16,845,000	—	10/3/41	2.804%	3 month USD-
					LIBOR-BBA	(386,542)

	3,117,000	—	8/4/16	3 month USD-
				LIBOR-BBA	1.54375%	54,978

	18,952,000	1,192,555	7/26/21	4.52%	3 month USD-
					LIBOR-BBA	(3,132,297)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
$514,084,200	$1,053,839	8/25/20	3 month USD-
			LIBOR-BBA	2.1%	$6,981,004

28,166,800	(72,951)	8/25/21	2.24%	3 month USD-
				LIBOR-BBA	(494,877)

101,580,000	6,546,833	8/17/21	4.49%	3 month USD-
				LIBOR-BBA	(16,147,475)

Credit Suisse International
440,531,300	(107,438)	5/27/20	3 month USD-
			LIBOR-BBA	3.06%	44,023,415

29,733,000	—	9/20/13	3 month USD-
			LIBOR-BBA	0.52125%	(28,189)

65,896,800	—	9/21/13	0.5%	3 month USD-
				LIBOR-BBA	92,191

136,286,000	—	9/29/13	3 month USD-
			LIBOR-BBA	0.52375%	(139,174)

388,623,200	—	10/3/20	2.055%	3 month USD-
				LIBOR-BBA	(1,834,302)

353,237,850	—	10/3/21	3 month USD-
			LIBOR-BBA	2.172%	1,981,664

78,100,000 E	—	3/21/13	1.15625%	3 month USD-
				LIBOR-BBA	(436,579)

315,483,300	(64,544)	2/24/15	2.04%	3 month USD-
				LIBOR-BBA	(13,399,106)

89,520,300	(187,642)	8/15/41	3.24%	3 month USD-
				LIBOR-BBA	(10,777,570)

505,000	—	8/18/41	3.3688%	3 month USD-
				LIBOR-BBA	(73,334)

2,316,000	—	8/24/41	3.0775%	3 month USD-
				LIBOR-BBA	(192,986)

89,616,600	—	8/31/13	3 month USD-
			LIBOR-BBA	0.493%	(117,498)

146,565,300	—	8/31/13	3 month USD-
			LIBOR-BBA	0.5125%	(135,260)

85,746,500	—	8/31/21	2.43125%	3 month USD-
				LIBOR-BBA	(2,778,023)

94,806,300	421,429	4/19/18	3.03%	3 month USD-
				LIBOR-BBA	(9,270,773)

26,213,600	—	8/31/41	3 month USD-
			LIBOR-BBA	3.264%	3,226,424

4,350,000	—	9/6/21	2.349%	3 month USD-
				LIBOR-BBA	(104,755)

15,702,000	—	9/14/41	2.944%	3 month USD-
				LIBOR-BBA	(843,014)

3,580,000	—	9/14/13	3 month USD-
			LIBOR-BBA	0.53875%	(1,989)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG
	$8,390,000	$—	9/14/21	2.145%	3 month USD-
					LIBOR-BBA	$(39,022)

	6,573,000	—	9/14/41	3 month USD-
				LIBOR-BBA	2.95%	361,194

	16,453,000	—	9/19/14	3 month USD-
				LIBOR-BBA	0.6625%	(30,897)

	88,478,000	—	9/27/18	3 month USD-
				LIBOR-BBA	1.515%	(1,077,812)

	71,644,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(78,989)

	16,771,000	—	9/29/21	2.165%	3 month USD-
					LIBOR-BBA	(89,557)

	8,505,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.1875%	62,346

	444,140,800	—	10/3/20	2.034%	3 month USD-
					LIBOR-BBA	(1,314,657)

	403,700,400	—	10/3/21	3 month USD-
				LIBOR-BBA	2.153%	1,558,284

	11,003,000	—	10/4/13	3 month USD-
				LIBOR-BBA	0.56125%	(3,622)

	217,834,600	(118,833)	7/18/14	0.96%	3 month USD-
					LIBOR-BBA	(2,042,171)

	48,705,800	74,119	7/18/21	3 month USD-
				LIBOR-BBA	3.04%	4,554,767

	63,218,200	—	8/12/16	3 month USD-
				LIBOR-BBA	1.255%	190,189

	247,920,900	43,710	12/31/14	1.91%	3 month USD-
					LIBOR-BBA	(10,053,071)

	60,259,100	—	8/15/41	3.300791%	3 month USD-
					LIBOR-BBA	(7,900,816)

	22,871,600	—	8/16/16	1.24%	3 month USD-
					LIBOR-BBA	(46,186)

	6,980,800	—	8/16/41	3.36%	3 month USD-
					LIBOR-BBA	(1,001,880)

	58,583,400	—	8/17/18	1.84%	3 month USD-
					LIBOR-BBA	(737,813)

	26,470,700	—	8/24/16	1.23%	3 month USD-
					LIBOR-BBA	(26,698)

	44,426,800	—	8/24/21	2.271%	3 month USD-
					LIBOR-BBA	(796,506)

	28,530,200	—	8/24/41	3 month USD-
				LIBOR-BBA	3.081%	2,398,277

	290,576,000	—	8/30/13	3 month USD-
				LIBOR-BBA	0.5075%	(300,060)

	100,702,800	—	8/30/21	2.4075%	3 month USD-
					LIBOR-BBA	(3,016,320)

	36,746,000	—	8/30/41	3 month USD-
				LIBOR-BBA	3.2425%	4,325,318

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$165,897,000	$—	8/31/13	3 month USD-
			LIBOR-BBA	0.4925%	$(219,238)

29,870,700	—	9/12/13	3 month USD-
			LIBOR-BBA	0.5%	(38,619)

32,008,900	—	9/12/21	3 month USD-
			LIBOR-BBA	2.2125%	352,736

17,974,500	—	9/12/41	3.065%	3 month USD-
				LIBOR-BBA	(1,425,555)

13,582,000	—	9/14/16	1.175%	3 month USD-
				LIBOR-BBA	40,842

12,710,974	(406,751)	8/25/41	3 month USD-
			LIBOR-BBA	4.09%	3,363,699

Goldman Sachs International
48,658,500	—	9/19/13	3 month USD-
			LIBOR-BBA	0.515%	(51,679)

15,217,500	—	9/19/41	3 month USD-
			LIBOR-BBA	3.05%	1,150,594

804,000	—	9/20/41	3.065%	3 month USD-
				LIBOR-BBA	(63,274)

48,124,200	—	9/21/13	0.5%	3 month USD-
				LIBOR-BBA	67,327

59,601,400	—	9/22/13	0.478%	3 month USD-
				LIBOR-BBA	109,622

52,704,400	—	9/23/13	3 month USD-
			LIBOR-BBA	0.4525%	(123,774)

58,314,000	—	9/26/13	3 month USD-
			LIBOR-BBA	0.50625%	(76,357)

49,239,000	—	9/26/21	3 month USD-
			LIBOR-BBA	1.93875%	(753,379)

49,946,922	(1,815,571)	9/29/41	3 month USD-
			LIBOR-BBA	3.99%	11,797,532

23,598,000	—	9/28/41	2.69625%	3 month USD-
				LIBOR-BBA	(13,792)

78,315,000	—	9/28/13	3 month USD-
			LIBOR-BBA	0.5125%	(96,917)

1,300,000	—	9/29/41	3 month USD-
			LIBOR-BBA	2.87%	48,190

9,778,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.15125%	39,887

6,171,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.558%	(2,283)

26,134,800	—	7/19/21	3 month USD-
			LIBOR-BBA	3.075%	2,486,899

223,139,600	(94,856)	7/20/16	3 month USD-
			LIBOR-BBA	1.79%	6,737,857

313,039,600	(189,473)	10/1/14	1.14%	3 month USD-
				LIBOR-BBA	(5,526,789)

50,474,000	—	7/25/21	3 month USD-
			LIBOR-BBA	3.0675%	4,742,833

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$69,988,700 E	$—	3/19/13	1.09375%	3 month USD-
				LIBOR-BBA	$(347,844)

68,790,000	—	7/26/21	3.09125%	3 month USD-
				LIBOR-BBA	(6,610,070)

23,971,000	—	8/1/21	3 month USD-
			LIBOR-BBA	3.0625%	2,227,957

7,116,300	—	8/15/41	3.2475%	3 month USD-
				LIBOR-BBA	(853,073)

12,679,300	—	8/15/41	3.365%	3 month USD-
				LIBOR-BBA	(1,834,138)

36,614,700	—	8/16/21	3 month USD-
			LIBOR-BBA	2.47%	1,352,798

13,880,000	—	8/24/16	3 month USD-
			LIBOR-BBA	1.235%	17,402

740,000	—	8/24/41	3.075%	3 month USD-
				LIBOR-BBA	(61,268)

161,812,000	—	8/30/13	3 month USD-
			LIBOR-BBA	0.48375%	(243,597)

82,298,000	—	8/31/13	0.51%	3 month USD-
				LIBOR-BBA	80,072

9,700,000	—	9/1/13	3 month USD-
			LIBOR-BBA	0.4975%	(12,210)

3,823,000	—	9/1/41	3 month USD-
			LIBOR-BBA	3.195%	411,054

38,733,000	—	9/13/13	0.52125%	3 month USD-
				LIBOR-BBA	33,982

8,439,000	—	9/13/41	3.023%	3 month USD-
				LIBOR-BBA	(594,043)

JPMorgan Chase Bank, N.A.
64,844,500	205,428	3/11/26	4.12%	3 month USD-
				LIBOR-BBA	(13,496,647)

156,100,000 E	—	3/21/13	1.1685%	3 month USD-
				LIBOR-BBA	(891,331)

18,200,000 E	—	3/22/13	1.185%	3 month USD-
				LIBOR-BBA	(107,016)

15,113,000	—	9/27/13	3 month USD-
			LIBOR-BBA	0.51375%	(17,878)

71,644,000	—	9/27/13	3 month USD-
			LIBOR-BBA	0.5175%	(78,989)

11,403,000	(382,001)	9/8/41	3 month USD-
			LIBOR-BBA	4.0275%	2,836,710

12,000,000	—	9/28/21	3 month USD-
			LIBOR-BBA	2.0325%	(81,490)

20,308,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.18%	136,486

8,430,000	—	9/30/21	3 month USD-
			LIBOR-BBA	2.203%	73,855

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
$15,935,000	$—	10/3/21	3 month USD-
			LIBOR-BBA	2.184%	$107,083

21,837,000	—	10/4/13	3 month USD-
			LIBOR-BBA	0.58%	924

518,691,100	114,133	8/3/13	0.59%	3 month USD-
				LIBOR-BBA	(411,820)

51,873,000	—	8/19/13	0.4475%	3 month USD-
				LIBOR-BBA	107,084

14,839,000	—	8/19/41	3.299%	3 month USD-
				LIBOR-BBA	(1,935,234)

39,758,000	—	8/19/21	3 month USD-
			LIBOR-BBA	2.3675%	1,083,352

474,699,700	(50,837)	8/19/13	0.44%	3 month USD-
				LIBOR-BBA	1,000,191

54,169,000	—	8/23/13	0.485%	3 month USD-
				LIBOR-BBA	74,391

8,146,000	—	8/23/41	3.088%	3 month USD-
				LIBOR-BBA	(697,471)

43,173,000	—	8/23/21	3 month USD-
			LIBOR-BBA	2.243%	666,132

132,717,600	—	8/31/13	3 month USD-
			LIBOR-BBA	0.5%	(155,583)

90,278,000	—	8/31/21	2.444%	3 month USD-
				LIBOR-BBA	(3,030,517)

57,621,000	—	9/2/13	0.486%	3 month USD-
				LIBOR-BBA	86,149

7,268,000	—	9/2/41	3.187%	3 month USD-
				LIBOR-BBA	(768,618)

26,191,000	—	9/2/21	3 month USD-
			LIBOR-BBA	2.35%	641,665

20,208,000	1,266,536	7/26/21	4.46%	3 month USD-
				LIBOR-BBA	(3,232,814)

20,208,000	1,269,062	7/26/21	4.525%	3 month USD-
				LIBOR-BBA	(3,351,684)

30,312,000	1,918,219	7/27/21	4.745%	3 month USD-
				LIBOR-BBA	(5,627,146)

42,467,000	—	9/14/21	3 month USD-
			LIBOR-BBA	2.124%	115,556

12,768,000	—	9/14/13	0.535%	3 month USD-
				LIBOR-BBA	8,047

59,765,000	—	9/14/21	2.1575%	3 month USD-
				LIBOR-BBA	(347,049)

10,971,000	—	9/15/41	2.984%	3 month USD-
				LIBOR-BBA	(680,443)

3,673,000	—	9/19/16	3 month USD-
			LIBOR-BBA	1.231%	(2,117)

Total					$(67,415,915)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$12,807,753	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$99,885
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

13,045,629	—	1/12/40	4.50% (1 month	Synthetic MBX	(15,524)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

38,292,418	—	1/12/38	(6.50%) 1 month	Synthetic TRS	581,510
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

28,985,707	—	1/12/38	(6.50%) 1 month	Synthetic MBX	226,053
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

18,970,749	—	1/12/40	5.00% (1 month	Synthetic MBX	(74,021)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

14,202,664	—	1/12/41	5.00% (1 month	Synthetic MBX	(39,837)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

79,304,323	—	1/12/38	(6.50%) 1 month	Synthetic MBX	618,478
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

37,015,076	—	1/12/41	5.00% (1 month	Synthetic MBX	(103,823)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

176,028,069	—	1/12/40	4.00% (1 month	Synthetic MBX	349,492
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

64,851,069	—	1/12/38	(6.50%) 1 month	Synthetic MBX	505,760
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

46,749,642	—	1/12/41	5.00% (1 month	Synthetic MBX	(131,128)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

19,479,867	—	1/12/40	4.00% (1 month	Synthetic MBX	38,676
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,923,600	$—	1/12/40	4.00% (1 month	Synthetic TRS	$(50,682)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

444,413	—	1/12/39	(5.50%) 1 month	Synthetic TRS	8,231
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

444,413	—	1/12/39	(5.50%) 1 month	Synthetic TRS	8,231
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

5,768,951	—	1/12/40	(5.00%) 1 month	Synthetic TRS	79,531
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

1,067,381	—	1/12/39	(5.50%) 1 month	Synthetic TRS	19,769
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

637,616	—	1/12/40	4.50% (1 month	Synthetic TRS	(10,651)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

178,555	—	1/12/39	(5.50%) 1 month	Synthetic TRS	3,307
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

8,260,704	—	1/12/34	(5.50%) 1 month	Synthetic TRS	194,905
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

501,830,830	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,251,246)
			USD-LIBOR)	Index 5.00%
				30 year Ginnie
				Mae II pools

13,347,482	—	1/12/40	4.50% (1 month	Synthetic MBX	(15,883)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

31,030,769	—	1/12/41	5.00% (1 month	Synthetic MBX	(87,038)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,139,588	—	1/12/41	4.50% (1 month	Synthetic MBX	(5,208)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$546,600	$—	1/12/40	5.00% (1 month	Synthetic MBX	$(1,447)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,772,158	—	1/12/40	5.00% (1 month	Synthetic MBX	(4,691)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,284,940	—	1/12/40	5.00% (1 month	Synthetic MBX	(3,401)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

28,174,271	—	1/12/38	(6.50%) 1 month	Synthetic TRS	427,855
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

25,469,795	—	1/12/39	5.50% (1 month	Synthetic TRS	(471,726)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

3,275,099	—	1/12/41	5.00% (1 month	Synthetic TRS	(68,712)
			USD-LIBOR)	Index 5.00%
				30 year Ginnie
				Mae II pools

Citibank, N.A.
432,562	—	1/12/39	(5.50%) 1 month	Synthetic TRS	8,011
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

Credit Suisse International
1,731,821	—	1/12/41	5.00% (1 month	Synthetic MBX	(4,858)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

5,768,951	—	1/12/40	5.00% (1 month	Synthetic TRS	(79,531)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

14,811,740	—	1/12/36	5.00% (1 month	Synthetic TRS	(187,988)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

8,260,704	—	1/12/34	5.50% (1 month	Synthetic TRS	(171,092)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$444,413	$—	1/12/39	(5.50%) 1 month	Synthetic TRS	$8,231
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

863,231	—	1/12/41	5.00% (1 month	Synthetic MBX	(2,152)
			USD-LIBOR)	Index 5.00%
				30 year Ginnie
				Mae II pools

Deutsche Bank AG
352,743	—	1/12/40	4.00% (1 month	Synthetic TRS	(9,294)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

637,616	—	1/12/40	(4.50%)1 month	Synthetic TRS	10,651
			USD-LIBOR	Index 4.50%
				30 year Fannie Mae
				pools

293,905	—	1/12/40	5.00% (1 month	Synthetic TRS	(4,052)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

18,188,572	—	1/12/39	(6.00%) 1 month	Synthetic TRS	300,844
			USD-LIBOR	Index 6.00%
				30 year Fannie Mae
				pools

922,532	—	1/12/41	4.50% (1 month	Synthetic MBX	(1,101)
			USD-LIBOR)	Index 4.50%
				30 year Ginnie
				Mae II pools

14,811,740	—	1/12/36	(5.00%) 1 month	Synthetic TRS	187,988
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

Goldman Sachs International
21,246,376	—	1/12/39	(5.50%) 1 month	Synthetic TRS	393,504
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

19,659,521	—	1/12/40	5.00% (1 month	Synthetic TRS	(271,028)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

322,857	—	1/12/39	(5.50%) 1 month	Synthetic TRS	5,980
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

964,696	—	1/12/41	(4.00%) 1 month	Synthetic MBX	(2,515)
			USD-LIBOR	Index 4.00%
				30 year Ginnie Mae
				II pools

Total					$1,008,263

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$279,593,676	$10,958

Purchased options outstanding	—	106,268,846	—

U.S. Government and agency mortgage obligations	—	1,216,117,138	—

U.S. Treasury obligations	—	4,709,164	—

Short-term investments	16,620,466	309,466,444	—

Totals by level	$16,620,466	$1,916,155,268	$10,958

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$1,028,442	$—	$—

Written options	—	(262,780,699)	—

Interest rate swap contracts	—	(80,785,049)	—

Total return swap contracts	—	1,008,263	—

Totals by level	$1,028,442	$(342,557,485)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,807,754,626)	$1,916,166,226
Affiliated issuers (identified cost $16,620,466) (Note 6)	16,620,466

Interest and other receivables	6,335,384

Receivable for shares of the fund sold	3,470,618

Receivable for investments sold	4,821,532

Unrealized appreciation on swap contracts (Note 1)	150,331,338

Receivable for variation margin (Note 1)	117,300

Premium paid on swap contracts (Note 1)	7,760,365

Total assets	2,105,623,229

LIABILITIES

Payable to custodian	83,590

Payable for investments purchased	841,397

Payable for purchases of delayed delivery securities (Note 1)	6,203,391

Payable for shares of the fund repurchased	3,922,141

Payable for compensation of Manager (Note 2)	539,418

Payable for investor servicing fees (Note 2)	199,206

Payable for custodian fees (Note 2)	50,167

Payable for Trustee compensation and expenses (Note 2)	376,165

Payable for administrative services (Note 2)	7,178

Payable for distribution fees (Note 2)	998,800

Written options outstanding, at value (premiums received $147,445,186) (Notes 1 and 3)	262,780,699

Premium received on swap contracts (Note 1)	21,129,499

Unrealized depreciation on swap contracts (Note 1)	216,738,990

Collateral on certain derivative contracts, at value (Note 1)	5,547,996

Other accrued expenses	219,030

Total liabilities	519,637,667

Net assets	$1,585,985,562

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,552,672,616

Undistributed net investment income (Note 1)	50,492,846

Accumulated net realized gain on investments (Note 1)	55,123,223

Net unrealized depreciation of investments	(72,303,123)

Total — Representing net assets applicable to capital shares outstanding	$1,585,985,562

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,290,113,291 divided by 90,547,224 shares)	$14.25

Offering price per class A share (100/96.00 of $14.25)*	$14.84

Net asset value and offering price per class B share ($37,213,459 divided by 2,624,240 shares)**	$14.18

Net asset value and offering price per class C share ($143,058,885 divided by 10,123,205 shares)**	$14.13

Net asset value and redemption price per class M share ($25,906,875 divided by 1,813,536 shares)	$14.29

Offering price per class M share (100/96.75 of $14.29)†	$14.77

Net asset value, offering price and redemption price per class R share
($24,465,799 divided by 1,733,735 shares)	$14.11

Net asset value, offering price and redemption price per class Y share
($65,227,253 divided by 4,612,106 shares)	$14.14

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/11

INVESTMENT INCOME

Interest (including interest income of $199,446 from investments in affiliated issuers) (Note 6)	$63,193,132

Total investment income	63,193,132

EXPENSES

Compensation of Manager (Note 2)	6,326,595

Investor servicing fees (Note 2)	2,213,258

Custodian fees (Note 2)	114,373

Trustee compensation and expenses (Note 2)	133,420

Administrative services (Note 2)	45,051

Distribution fees — Class A (Note 2)	3,237,584

Distribution fees — Class B (Note 2)	402,224

Distribution fees — Class C (Note 2)	1,375,093

Distribution fees — Class M (Note 2)	131,587

Distribution fees — Class R (Note 2)	87,105

Other	550,853

Total expenses	14,617,143

Expense reduction (Note 2)	(10,396)

Net expenses	14,606,747

Net investment income	48,586,385

Net realized gain on investments (Notes 1 and 3)	72,932,052

Net realized gain on swap contracts (Note 1)	5,988,972

Net realized loss on futures contracts (Note 1)	(37,839,580)

Net realized gain on written options (Notes 1 and 3)	34,431,498

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options and TBA sale commitments during the year	(41,847,213)

Net gain on investments	33,665,729

Net increase in net assets resulting from operations	$82,252,114

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/11	Year ended 9/30/10

Operations:
Net investment income	$48,586,385	$71,250,582

Net realized gain on investments	75,512,942	118,373,305

Net unrealized depreciation of investments	(41,847,213)	(70,574,563)

Net increase in net assets resulting from operations	82,252,114	119,049,324

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(46,925,878)	(60,798,692)

Class B	(1,213,360)	(2,497,618)

Class C	(3,995,074)	(3,849,728)

Class M	(901,060)	(1,391,674)

Class R	(554,046)	(404,230)

Class Y	(2,067,202)	(1,808,326)

Net realized short-term gain on investments

Class A	(67,624,464)	—

Class B	(2,337,671)	—

Class C	(7,467,350)	—

Class M	(1,439,596)	—

Class R	(839,473)	—

Class Y	(3,110,189)	—

From net realized long-term gain on investments
Class A	(20,135,281)	(3,947,936)

Class B	(735,037)	(217,226)

Class C	(2,261,868)	(229,005)

Class M	(435,171)	(97,770)

Class R	(224,309)	(20,345)

Class Y	(794,310)	(99,576)

Increase in capital from settlement payments	259,229	89,729

Redemption fees (Note 1)	—	4,649

Increase from capital share transactions (Note 4)	83,244,678	237,369,971

Total increase in net assets	2,694,682	281,151,547

NET ASSETS

Beginning of year	1,583,290,880	1,302,139,333

End of year (including undistributed net investment income
of $50,492,846 and $61,222,543, respectively)	$1,585,985,562	$1,583,290,880

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
														of expenses
														to average	Ratio
	Net asset	Net	Net realized		From	From							Ratio	net assets	of net investment
	value,	investment	and unrealized	Total from	net	net realized			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)	Portfolio
	beginning	income	gain (loss)	investment	investment	gain	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	turnover
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	distributions	fees	ments	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	(%) [d]	net assets (%)	(%) [e]

Class A
September 30, 2011	$15.00	.46	.31	.77	(.52)	(1.00)	(1.52)	—	— [b,l]	$14.25	5.60	$1,290,113.84		.84	3.16	496
September 30, 2010	14.50	.76	.54	1.30	(.75)	(.05)	(.80)	— [b]	— [b,f]	15.00	9.10	1,305,668	.86 [g,h]	.86 [g]	5.03 [g]	515
September 30, 2009	12.68	.62	1.82	2.44	(.62)	—	(.62)	— [b]	— [b,j]	14.50	19.92	1,129,477	1.23 [g,i]	.98 [g]	4.73 [g]	604
September 30, 2008	13.17	.73	(.63) [k]	.10	(.59)	—	(.59)	— [b]	—	12.68	.60 [k]	1,057,520	.96 [g]	.96 [g]	5.47 [g]	271
September 30, 2007	13.03	.57	.12	.69	(.55)	—	(.55)	— [b]	—	13.17	5.41	968,106	.99 [g]	.99 [g]	4.37 [g]	253

Class B
September 30, 2011	$14.93	.34	.33	.67	(.42)	(1.00)	(1.42)	—	— [b,l]	$14.18	4.84	$37,213	1.56	1.56	2.40	496
September 30, 2010	14.44	.66	.52	1.18	(.64)	(.05)	(.69)	— [b]	— [b,f]	14.93	8.27	50,676	1.57 [g,h]	1.57 [g]	4.44 [g]	515
September 30, 2009	12.62	.51	1.84	2.35	(.53)	—	(.53)	— [b]	— [b,j]	14.44	19.15	68,377	1.94 [g,i]	1.69 [g]	3.97 [g]	604
September 30, 2008	13.10	.63	(.62) [k]	.01	(.49)	—	(.49)	— [b]	—	12.62	(.06) [k]	85,571	1.67 [g]	1.67 [g]	4.78 [g]	271
September 30, 2007	12.96	.47	.12	.59	(.45)	—	(.45)	— [b]	—	13.10	4.63	84,146	1.74 [g]	1.74 [g]	3.62 [g]	253

Class C
September 30, 2011	$14.90	.34	.30	.64	(.41)	(1.00)	(1.41)	—	— [b,l]	$14.13	4.71	$143,059	1.59	1.59	2.40	496
September 30, 2010	14.44	.62	.53	1.15	(.64)	(.05)	(.69)	— [b]	— [b,f]	14.90	8.06	134,365	1.61 [g,h]	1.61 [g]	4.10 [g]	515
September 30, 2009	12.66	.53	1.77	2.30	(.52)	—	(.52)	— [b]	— [b,j]	14.44	18.75	56,171	1.98 [g,i]	1.73 [g]	4.05 [g]	604
September 30, 2008	13.15	.63	(.63) [k]	— [b]	(.49)	—	(.49)	— [b]	—	12.66	(.13) [k]	29,635	1.71 [g]	1.71 [g]	4.73 [g]	271
September 30, 2007	13.01	.47	.12	.59	(.45)	—	(.45)	— [b]	—	13.15	4.62	16,713	1.74 [g]	1.74 [g]	3.62 [g]	253

Class M
September 30, 2011	$15.03	.42	.33	.75	(.49)	(1.00)	(1.49)	—	— [b,l]	$14.29	5.40	$25,907	1.08	1.08	2.92	496
September 30, 2010	14.49	.73	.57	1.30	(.71)	(.05)	(.76)	— [b]	— [b,f]	15.03	9.13	28,380	1.10 [g,h]	1.10 [g]	4.83 [g]	515
September 30, 2009	12.68	.58	1.82	2.40	(.59)	—	(.59)	— [b]	— [b,j]	14.49	19.57	28,104	1.47 [g,i]	1.22 [g]	4.48 [g]	604
September 30, 2008	13.16	.70	(.63) [k]	.07	(.55)	—	(.55)	— [b]	—	12.68	.42 [k]	27,627	1.20 [g]	1.20 [g]	5.23 [g]	271
September 30, 2007	13.02	.54	.11	.65	(.51)	—	(.51)	— [b]	—	13.16	5.12	27,563	1.24 [g]	1.24 [g]	4.12 [g]	253

Class R
September 30, 2011	$14.88	.42	.30	.72	(.49)	(1.00)	(1.49)	—	— [b,l]	$14.11	5.25	$24,466	1.09	1.09	2.95	496
September 30, 2010	14.40	.69	.55	1.24	(.71)	(.05)	(.76)	— [b]	— [b,f]	14.88	8.77	12,358	1.11 [g,h]	1.11 [g]	4.57 [g]	515
September 30, 2009	12.64	.59	1.76	2.35	(.59)	—	(.59)	— [b]	— [b,j]	14.40	19.20	3,895	1.48 [g,i]	1.23 [g]	4.54 [g]	604
September 30, 2008	13.16	.70	(.67) [k]	.03	(.55)	—	(.55)	— [b]	—	12.64	.12 [k]	2,651	1.21 [g]	1.21 [g]	5.22 [g]	271
September 30, 2007	13.02	.54	.12	.66	(.52)	—	(.52)	— [b]	—	13.16	5.16	627	1.24 [g]	1.24 [g]	4.12 [g]	253

Class Y
September 30, 2011	$14.90	.50	.30	.80	(.56)	(1.00)	(1.56)	—	— [b,l]	$14.14	5.83	$65,227.59		.59	3.47	496
September 30, 2010	14.42	.77	.55	1.32	(.79)	(.05)	(.84)	— [b]	— [b,f]	14.90	9.28	51,845	.61 [g,h]	.61 [g]	5.10 [g]	515
September 30, 2009	12.64	.65	1.78	2.43	(.65)	—	(.65)	— [b]	— [b,j]	14.42	19.97	16,116	.98 [g,i]	.73 [g]	4.99 [g]	604
September 30, 2008	13.13	.77	(.64) [k]	.13	(.62)	—	(.62)	— [b]	—	12.64	.87 [k]	12,740	.71 [g]	.71 [g]	5.76 [g]	271
September 30, 2007	13.00	.60	.11	.71	(.58)	—	(.58)	— [b]	—	13.13	5.64	4,458	.74 [g]	.74 [g]	4.62 [g]	253

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58	59

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.05

September 30, 2008	0.01

September 30, 2007	0.01

h Excludes the impact of a current period reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.06% of average net assets as of September 30, 2010.

i Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.25% of average net assets as of September 30, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

k Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.02 per share.

l Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/11

Note 1: Significant accounting policies

Putnam U.S. Government Income Trust (the fund) is a diversified Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a level of current income as is consistent with preservation of capital by investing mainly in securities which have short to long-term maturities and are backed by the full faith and credit of the United States or by the credit of the issuing U.S. government agency. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2010 through September 30, 2011.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 2,400 on futures contracts for the reporting period.

G) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $1,255,900,000 on purchased options contracts for the reporting period.

H) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets/countries and to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $729,400,000 on total return swap contracts for the reporting period.

I) Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $8,080,200,000 on interest rate swap contracts for the reporting period.

J) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $52,626,535 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $296,939,567 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $289,643,597.

K) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

O) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of unrealized gains and losses on certain futures contracts, income on swap contracts and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $3,659,462 to decrease undistributed net investment income and $259,201 to decrease paid-in-capital, with an increase to accumulated net realized gain of $3,918,663.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$134,537,582
Unrealized depreciation	(26,709,220)

Net unrealized appreciation	107,828,362
Undistributed ordinary income	49,479,607
Undistributed short-term gain	24,810,165
Undistributed long-term gain	31,901,691
Cost for federal income tax purposes	$1,824,958,330

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion,
0.315%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $10,396 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,086, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, and 0.50% of the average net assets attributable to class A, class C and class R shares, respectively. For class B shares, the annual payment rate will equal the weighted average of (i) 0.85% on the assets of Putnam Limited Duration Government Income Fund attributable to class B shares existing on November 9, 2007; and (ii) 1.00% on all other net assets of Putnam U.S. Government Income Trust attributable to class B shares. For class M shares, the annual payment rate will equal the weighted average of (i) 0.40% on the net assets of Putnam Limited Duration Government Income Fund attributable to class M shares existing on November 9, 2007; and (ii) 0.50% on all other net assets of Putnam U.S. Government Income Trust attributable to class M shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $180,927 and $1,989 from the sale of class A and class M shares, respectively, and received $62,423 and $27,215 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $13,318 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,875,849,555 and $5,500,076,187, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $11,639,074 and $41,385,613, respectively.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option
	contract amounts	premiums received

Written options outstanding at
beginning of the reporting period	$2,208,266,400	$109,215,884

Options opened	2,616,264,881	116,117,154

Options exercised	(1,179,839,233)	(60,186,849)

Options expired	(69,212,000)	(3,162,988)

Options closed	(358,238,200)	(14,538,015)

Written options outstanding at
end of the reporting period	$3,217,241,848	$147,445,186

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/11		Year ended 9/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	17,979,021	$259,024,121	20,493,719	$308,354,238

Shares issued in connection with
reinvestment of distributions	8,007,346	113,493,052	3,621,424	54,280,158

	25,986,367	372,517,173	24,115,143	362,634,396

Shares repurchased	(22,478,003)	(323,025,942)	(14,973,914)	(224,795,559)

Net increase	3,508,364	$49,491,231	9,141,229	$137,838,837

	Year ended 9/30/11		Year ended 9/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	780,783	$11,271,764	1,074,346	$16,089,203

Shares issued in connection with
reinvestment of distributions	266,442	3,755,581	160,771	2,397,891

	1,047,225	15,027,345	1,235,117	18,487,094

Shares repurchased	(1,816,165)	(26,031,802)	(2,578,093)	(38,603,519)

Net decrease	(768,940)	$(11,004,457)	(1,342,976)	$(20,116,425)

	Year ended 9/30/11		Year ended 9/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	4,188,883	$60,443,258	6,240,980	$93,468,285

Shares issued in connection with
reinvestment of distributions	769,497	10,808,850	209,731	3,132,748

	4,958,380	71,252,108	6,450,711	96,601,033

Shares repurchased	(3,853,943)	(54,798,830)	(1,322,521)	(19,780,128)

Net increase	1,104,437	$16,453,278	5,128,190	$76,820,905

	Year ended 9/30/11		Year ended 9/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	134,280	$1,963,370	328,038	$4,942,890

Shares issued in connection with
reinvestment of distributions	74,256	1,054,429	29,669	445,164

	208,536	3,017,799	357,707	5,388,054

Shares repurchased	(283,083)	(4,079,378)	(408,525)	(6,146,803)

Net decrease	(74,547)	$(1,061,579)	(50,818)	$(758,749)

	Year ended 9/30/11		Year ended 9/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	1,489,419	$21,211,024	738,751	$11,022,640

Shares issued in connection with
reinvestment of distributions	89,479	1,257,468	24,030	358,133

	1,578,898	22,468,492	762,781	11,380,773

Shares repurchased	(675,822)	(9,593,944)	(202,700)	(3,027,224)

Net increase	903,076	$12,874,548	560,081	$8,353,549

	Year ended 9/30/11		Year ended 9/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,253,519	$89,382,169	3,971,450	$59,247,111

Shares issued in connection with
reinvestment of distributions	245,727	3,460,719	76,261	1,137,404

	6,499,246	92,842,888	4,047,711	60,384,515

Shares repurchased	(5,366,715)	(76,351,231)	(1,685,629)	(25,152,661)

Net increase	1,132,531	$16,491,657	2,362,082	$35,231,854

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Investments,
Receivables, Net
assets — Unrealized
Interest rate	appreciation/
contracts	(depreciation)	$262,480,824*	Payables	$497,741,021

Total		$262,480,824*		$497,741,021

*Includes cumulative appreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$19,534,965	$(37,839,580)	$5,988,972	$(12,315,643)

Total	$19,534,965	$(37,839,580)	$5,988,972	$(12,315,643)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(35,981,843)	$(1,458,609)	$7,680,571	$(29,759,881)

Total	$(35,981,843)	$(1,458,609)	$7,680,571	$(29,759,881)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $199,446 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $348,848,201 and $550,901,052, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $254,079 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $5,150 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $32,188,664 as a capital gain dividend with respect to the taxable year ended September 30, 2011, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $30,618,667 of distributions paid as qualifying to be taxed as interest-related dividends, and $82,818,743 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2011, there were 107 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Asset Allocation Funds — portfolios	RetirementReady 2015 Fund
with allocations to stocks, bonds, and
money market instruments that are adjusted	Putnam Retirement Income Lifestyle
dynamically within specified ranges as	Funds — portfolios with managed
market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	BSA Compliance Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Robert T. Burns
	W. Thomas Stephens	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior Associate
State Street Bank	Steven D. Krichmar	Treasurer and Assistant Clerk
and Trust Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Independent Registered	Treasurer and Principal
Public Accounting Firm	Accounting Officer	Susan G. Malloy
KPMG LLP		Vice President and
	Beth S. Mazor	Assistant Treasurer
Trustees	Vice President
Jameson A. Baxter, Chair
Ravi Akhoury	Robert R. Leveille
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta
John A. Hill

This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN038
270364 11/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2011	$97,734	$--	$4,550	$ —
September 30, 2010	$86,002	$--	$4,300	$ —

For the fiscal years ended September 30, 2011 and September 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,550 and $4,300 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2011	$ —	$ —	$ —	$ —

September 30, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam U.S. Government Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 29, 2011